UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2025

BROADWIND, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34278	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3240 South Central Avenue, Cicero, Illinois 60804
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 780-4800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BWEN	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement.

On February 4, 2025, the Board of Directors of Broadwind, Inc. (the “Company”) approved and the Company entered into a Fourth Amendment to Section 382 Rights Agreement (the “Fourth Amendment”), which amends the Section 382 Rights Agreement, dated as of February 12, 2013 (the “Rights Agreement”), between the Company and Equiniti Trust Company, formerly Wells Fargo, National Association (“Equiniti”), as rights agent, as amended by the First Amendment to Section 382 Rights Agreement dated as of February 5, 2016 (the “First Amendment”), the Second Amendment to Section 382 Rights Agreement dated as of February 7, 2019 (the “Second Amendment”) and the Third Amendment to Section 382 Rights Agreement dated as of February 3, 2022 (the “Third Amendment”). Equiniti also serves as the Company’s transfer agent.

The Fourth Amendment (i) increases the purchase price for each one-thousandth of a share of the Company’s Series A Junior Participating Preferred Stock, par value $0.001 per share, from $7.26 to $7.70 and (ii) extends the Final Expiration Date (as defined in the Rights Agreement) from February 22, 2025 to February 22, 2028. In addition, the Fourth Amendment provides that the Rights (as defined in the Rights Agreement) will no longer be exercisable if the Company’s stockholders do not approve the Fourth Amendment at the Company’s 2025 Annual Meeting of Stockholders.

The Fourth Amendment was not adopted as a result of, or in response to, any effort to acquire control of the Company. The Fourth Amendment has been adopted in order to preserve for the Company’s stockholders the long-term value of the Company’s net operating loss carry-forwards for United States federal income tax purposes and other tax benefits.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, which was filed with the Securities and Exchange Commission in a Current Report on Form 8-K on February 13, 2013, the First Amendment, which was filed with the Securities and Exchange Commission in a Current Report on Form 8-K on February 8, 2016, the Second Amendment, which was filed with the Securities and Exchange Commission in a Current Report on Form 8-K on February 12, 2019, the Third Amendment, which was filed with the Securities and Exchange Commission in a Current Report on Form 8-K on February 3, 2022 and the Fourth Amendment, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

Item 3.03          Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 9.01          Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

EXHIBIT INDEX

Exhibit
Number             Description
4.1	Fourth Amendment to Section 382 Rights Agreement, dated as of February 4, 2025, between Broadwind, Inc. and Equiniti Trust Company, formerly Wells Fargo, National Association, as rights agent
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Broadwind, Inc.
(Registrant)

By: /s/ Eric B. Blashford .

Eric B. Blashford

President and Chief Executive Officer
Date: February 6, 2025